SEC CENSURES PRICEWATERHOUSECOOPERS FOR
[SEC Logo]     VIOLATING AUDITOR INDEPENDENCE RULES AND
               IMPROPER PROFESSIONAL CONDUCT

FOR IMMEDIATE RELEASE                                                       99-5

            PWC AGREES TO ESTABLISH NEW PROCEDURES AND TO CREATE $2.5
                   MILLION AUDITOR INDEPENDENCE EDUCATION FUND

WASHINGTON, D.C., JANUARY 14, 1999 - The Securities and Exchange Commission today brought and settled charges against PricewaterhouseCoopers L.L.P. (PwC) for engaging in improper professional conduct by violating SEC auditor independence rules. In violation of SEC rules and in more than 70 instances, some PwC partners and managers, including its pension fund, purchased securities of PwC audit clients.

In settling the charges, PwC agreed to be censured, to establish a $2.5 million auditor independence education fund, to improve its internal procedures for monitoring adherence to auditor independence rules, and to conduct an internal investigation supervised by an outside person named by the SEC, among other things.

Richard H. Walker, Director of the SEC's Division of Enforcement said, "The SEC's rules explicitly forbid accountants from owning stock in their audit clients. If auditors are not independent of their clients, in fact or perception, the integrity of the financial reporting system is jeopardized."

Chairman Arthur Levitt said, "Without independent auditors to assure the veracity of the numbers, confidence in our markets would be severely undermined. At the simplest level, members of an audit firm cannot invest in their clients."

PwC is the entity that resulted from the merger of Coopers & Lybrand L.L.P. (C&L) and Price Waterhouse L.L.P. in July 1998. In its Order, the SEC found that during the period 1996 through 1998, C&L procedures for ensuring its compliance with independence standards with respect to publicly-held audit clients, whose securities were registered with the Commission, failed to detect that:

/bullet/ In four instances, certain professionals owned securities of publicly-held audit clients for which they provided professional services;

/bullet/ In 31 instances, partners or managers owned securities of publicly-held companies for which they provided no professional services but were clients of C&L; and

/bullet/ In 45 instances, C&L's retirement plan owned securities of publicly-held audit clients of C&L and PwC.

As part of the order, PwC agreed to:

/bullet/   Be censured;

/bullet/ Pay $2.5 million to establish a fund for programs to further awareness and education throughout the accounting profession relating to the independence requirements of public accounting firms;

/bullet/ Implement various procedures to provide reasonable assurance that it will comply with applicable professional standards requiring that public accounting firms be independent of their audit clients, in fact and in appearance;

/bullet/ Establish a database of its publicly-held audit clients and of the securities transactions of its partners, and to compare each security transaction by a partner with that database and take action if a partner buys the securities of a PwC publicly-held audit client;

/bullet/ Undertake procedures to prevent members and its pension plans from owning securities of PwC's publicly-held audit clients in contravention of SEC regulations and other applicable professional standards concerning auditor independence; and

/bullet/ Conduct an internal investigation supervised by an independent person appointed by the SEC and to report to the SEC any additional instances where a PwC partner or professional staff owned the securities of a PwC audit client in contravention of SEC regulations and other applicable professional standards concerning auditor independence.

PwC consented to the entry of the SEC's Order without admitting or denying the facts, findings, or conclusions of the Order.

Details of the Commission's action and PwC's undertakings are contained in the Commission's Order, which is available at HTTP://WWW.SEC.GOV.

   CONTACT

   Randall J. Fons
   Regional Director, Southeast Regional Office
   (305) 982-6332

                              UNITED STATES OF AMERICA
                                     Before the
                         SECURITIES AND EXCHANGE COMMISSION


          SECURITIES EXCHANGE ACT OF 1934
          Release No.  40945  /  January 14, 1999

          ACCOUNTING AND AUDITING ENFORCEMENT
          Release No.  1098  /  January 14, 1999

          ADMINISTRATIVE PROCEEDING
          File No.  3-9809

                                          :
          In the Matter of                :  ORDER INSTITUTING
                                          :  PROCEEDINGS AND OPINION AND
          PricewaterhouseCoopers LLP,     :  ORDER PURSUANT TO RULE 102(e)
                                          :  OF THE COMMISSION'S RULES OF
                    Respondent.           :  PRACTICE
                                          :


                                         I.

               The Securities and Exchange Commission ("Commission") deems it appropriate and in the public interest to institute public administrative proceedings pursuant to Rule 102(e) of the Commission's Rules of Practice[1] against PricewaterhouseCoopers LLP ("PwC" or "Respondent").

                                         II.

               In anticipation of the institution of these administrative proceedings, PwC has submitted an Offer of Settlement which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the facts, findings, or conclusions herein, except as to the Commission's jurisdiction over it and the subject matter of these proceedings, which are admitted, PwC consents to the entry of this Order Instituting Proceedings and Opinion and Order Pursuant to Rule 102(e) of the Commission's Rules of Practice ("Order").

               Accordingly, it is ordered that proceedings pursuant to Rule 102(e) of the Commission's Rules of Practice be, and hereby are, instituted.

                                        III.

               On the basis of this Order and Respondent's Offer of Settlement, the Commission makes the following findings:[2]

          A.   STATEMENT OF FACTS

               1.   Respondent

                    PricewaterhouseCoopers LLP is a public accounting firm formed as a result of the merger of Coopers & Lybrand, L.L.P. ("C&L") and Price Waterhouse LLP ("PW") on or about July 1, 1998.

               2.   Direct or Material Indirect Financial Interests in
                    Audit Clients

               During the period 1996 through 1998, C&L's procedures for ensuring its compliance with independence standards with respect to publicly-held audit clients, whose securities were registered with the Commission, failed to detect that:

               * In four instances, certain professionals owned securities of publicly-held audit clients for which they provided professional services;

               * In 31 instances, individual partners owned securities of publicly-held audit clients for which the partners provided no professional services and individual managers owned securities of publicly-held audit clients of their office for which the managers provided no professional services; and

               * In 45 instances, C&L's retirement plan owned securities of publicly-held audit clients of C&L and PwC.

          Each of these instances was contrary to Rule 2-01(b) of Regulation S-X and generally accepted auditing standards (GAAS), which require, among other things, that public accounting firms and their partners and certain professionals not have, or commit to acquire, any direct or material indirect financial interest in their audit clients. These situations are described in more detail below.

                    a. Professionals who owned securities of publicly-held audit clients for which they provided professional services.

               During the period 1996 through 1997, three C&L professionals owned the securities of four publicly-held audit clients for which they provided professional services.[3] Each of these professionals was assigned to the Tampa, Florida office of C&L. The circumstances for each of these situations are described below.

               First, in December 1996, a senior tax associate of C&L's Tampa office ("Tampa Tax Associate") owned the securities of a company ("Company A") for which he provided professional services. The Tampa Tax Associate performed preliminary work involved in transferring certain engagements for Company A from C&L's Jacksonville, Florida office to its Tampa office. The Tampa Tax Associate did not own Company A securities while he performed services for Company A. However, his ownership of Company A securities occurred during the period that C&L was designated as Company A's public accountant.

               Second, during November 1996 through April 1997, the Tampa Tax Associate also owned the securities of another company ("Company B") for which he provided professional services. The Tampa Tax Associate worked on (1) a tax-related footnote included in Company B's financial statements relating to Company B's initial public offering on or about November 8, 1996 and (2) other tax projects. The Tampa Tax Associate did not own Company B securities while he performed services for Company B. However, his ownership of Company B securities occurred during the period that C&L was designated as Company B's public accountant.

               Third, during December 1996 through February 1997, the Tampa Tax Associate also owned the securities of another company ("Company C") for which he provided professional services.
          During the time he owned Company C securities, the Tampa Tax Associate was exercising manager-level responsibilities on the tax accrual for Company C's 1996 financial statements included in a Form 10-K filed with the Commission on or about March 31, 1997.[4]

               During October 1997 through July 1998, a consultant in C&L's Human Resource Advisory group also owned securities of Company C. During 1997, the consultant provided one hour of professional services for Company C relating to a 401(k) plan offered by Company C.

               Fourth, during October 1996 through February 1997, another senior tax associate of C&L's Tampa office ("Second Tampa Tax Associate") owned the securities of a company ("Company D") for which he provided professional services. During the period that he owned Company D stock, the Second Tampa Tax Associate worked on pending IRS audits of Company D and the tax accrual and footnote for Company D's 1996 financial statements included in a Form 10-K filed with the Commission on or about March 31, 1997.

                    b. Partners who owned securities of publicly-held audit clients for which the partners provided no professional services and managers who owned securities of publicly-held audit clients of their office for which the managers provided no professional services.

               During the period 1996 through 1998, five C&L partners or their spouses owned securities of, or had another direct or material indirect financial interest in, 31 publicly-held audit clients for which the partners provided no professional services. In addition, three C&L managers or their spouses owned securities of, or had another direct or material indirect financial interest in, three publicly-held audit clients of their office for which the managers provided no professional services.

                    c. Investments by C&L's retirement plan in securities of publicly-held audit clients of C&L and PwC.

               During the period 1996 through 1998, C&L's retirement plan owned securities of 45 publicly-held audit clients. These investments occurred in three types of instances.

                         i)   Clients on C&L's independence list

               During the period 1997 through 1998, an independent fund manager that was not a C&L employee and that was retained to manage certain of C&L's pension fund assets made 15 purchases of the securities of 11 different publicly-held audit clients of C&L, notwithstanding provisions in its contract with C&L prohibiting the purchase of such securities. C&L at least annually provided its fund manager with a list of its audit clients ("independence list"), the securities of which were not to be purchased. C&L's procedure for monitoring the fund manager's compliance with C&L's prohibitions consisted of only a periodic comparison by personnel in its pension department of the fund holdings to C&L's independence list. In addition, C&L had no procedures to detect any investments in publicly-held audit clients that occurred during the period between the pension department comparisons.

               The pension department discovered 14 of these investments in 10 different clients when it compared the investments reported by the fund manager to C&L's independence list. Although the pension department directed the fund manager to dispose of the investments, the agreement between C&L and the fund manager did not require immediate disposal; the fund manager was required to sell the holdings as quickly as was reasonable, but had up to 30 days to dispose of the investments. In addition, the pension department did not ensure that the investments were sold, and did not report the investments by the fund manager to senior C&L officials. In one instance, C&L's pension department never detected the fund manager's trading in a publicly-held audit client.

                         ii)   Clients not on C&L's independence list

               During the period 1996 through 1998, the same fund manager made three purchases of the securities of three different publicly-held audit clients of C&L. C&L had inadequate procedures in place to provide the fund managers with timely updates to its independence list. The fund manager made these purchases prior to being provided by C&L with an updated independence list which identified these three clients. The fund manager sold the securities after notification by C&L in accordance with the agreement between C&L and the fund manager as described above.

                         iii)   Client investments not disposed of prior to
                              the merger

               From July 1, 1998, the date of the PW and C&L merger, through approximately November 1998, C&L's retirement plan held the securities of 32 PwC publicly-held audit clients that had been clients of PW before the merger. Former C&L pension personnel, who became employees of PwC, failed to provide three different fund managers with a list of PW's clients. Although PwC provided such lists in October or November 1998, in the interim, the managers invested in, or continued to hold securities of, the PwC clients.

          B.   APPLICABLE PROFESSIONAL STANDARDS

               Standards relating to the independence of public accounting firms are contained in Rule 2-01(b) of Regulation S-X and GAAS.

               1.   Regulation S-X

               Rule 2-01(b) of Regulation S-X states in pertinent part:

               The Commission will not recognize any certified public accountant or public accountant as independent who is not in fact independent. For example, an accountant will be considered not independent with respect to any person or any of its parents, its subsidiaries, or other affiliates (1) in which, during the period of his professional engagement to examine the financial statements being reported on or at the date of his report, he, his firm, or a member of his firm had, or was committed to acquire, any direct financial interest or any material indirect financial interest; . . . [T]he term "member" means [i] all partners, shareholders, and other principals of the firm, [ii] any professional employee involved in providing any professional service to the person, its parents, subsidiaries, or other affiliates, and [iii] any
               professional      employee       having      managerial
               responsibilities and located in [the engagement office] or other office of the firm which participates in a significant portion of the audit.

               2.   GAAS

               Statement on Auditing Standards No. 1, Codification of Auditing Standards and Procedures (SAS No. 1) contains the general standards of GAAS. The second general standard requires that "[i]n all matters relating to the assignment, an independence in mental attitude is to be maintained by the auditor or auditors."

               SAS No. 1 states that

               It is of utmost importance to the profession that the general public maintain confidence in the independence of independent auditors. Public confidence would be impaired by evidence that independence was actually lacking, and it might also be impaired by the existence of circumstances which reasonable people might believe likely to influence independence. To be independent, the auditor must be intellectually honest; to be recognized as independent, he must be free from any obligation to or interest in the client, its management, or its owners. . . . Independent auditors should not only be independent in fact; they should avoid situations that may lead outsiders to doubt their independence.

          C.   FINDINGS

               On the basis of the foregoing, the Commission finds that Respondent failed to comply with Rule 2-01(b) of Regulation S-X and GAAS, which require, among other things, that public accounting firms and their partners and certain professionals not have, or commit to acquire, any direct or material indirect financial interest in their audit clients.

                                         IV.

               Based on the foregoing, the Commission finds that PwC engaged in improper professional conduct within the meaning of Rule 102(e)(1)(ii) of the Commission's Rules of Practice in that it failed to comply with Rule 2-01(b) of Regulation S-X and GAAS, which require, among other things, that public accounting firms and their partners and certain professionals not have, or commit to acquire, any direct or material indirect financial interest in their audit clients.

          **FOOTNOTES**

          [1]:      Rule  102(e)(1)  of the Commission's Rules of Practice,
          17 C.F.R. ss. 201.102(e), provides in pertinent part:

               The Commission may censure a person or deny, temporarily or permanently, the privilege of appearing or practicing before it in any way to any person who is found by the Commission after notice of and opportunity for hearing in the matter . . . (ii) to be lacking in character or integrity or to have engaged in unethical or improper professional conduct.


          [2]:      The findings herein  are  made pursuant to Respondent's
          Offer and are not binding on any other person or entity in these or any other proceedings.


          [3]:      In some instances, these services were not audit-
          related. However, the independence standards of Rule 2-01(b) of Regulation S-X cover "any professional employee . . . providing any professional service to the" client [emphasis added].


          [4]:      In December 1997, the regional heads of C&L's Tax
          Department and Human Resources department received an anonymous letter. The letter alleged that the Tampa Tax Associate had purchased the stock of three publicly-held audit clients (designated above as Companies A, B and C) for which he was performing professional services.

                                         V.

               Accordingly, the Commission hereby accepts PwC's Offer of Settlement and orders that:

          A.   PwC is hereby censured.

          B. PwC undertakes that it will take measures which it determines will be designed to provide reasonable assurance that it will comply with GAAS and Rule 2-01(b) of Regulation S-X requiring that public accounting firms be independent, in fact and appearance, of their audit clients, including the following:

                1. To complete within 90 days an internal review supervised by an independent, outside person or firm appointed by the Commission, and conducted in a manner not unacceptable to the Commission Staff, and to report to the Commission Staff any additional instances in which partners or professional staff of PwC owned securities of public audit clients of the firm in contravention of the applicable rules and regulations respecting professional independence ("Internal Investigation"). The independent, outside person or firm shall have the option to seek an extension of time by making a written request to the Commission Staff.

                2. To notify promptly in writing the chairman of the audit committee of any public audit client of any instance in which, during the period of PwC's audit engagement or at the date of PwC's audit report, PwC, or a member of PwC, had or was committed to acquire, any direct financial interest or any material indirect financial interest in such public audit client, regardless of how such interest was acquired or the length of time such interest was held, for each client

                    a)  referred to in this Order; or

                    b)  discovered during the course of the Internal
                        Investigation;

                    and to provide copies of all such notifications to the Commission Staff.

               3. To take measures designed to provide reasonable assurance that it will comply with applicable professional standards requiring that public accounting firms and their members not have any direct or material indirect financial interest in their audit clients, including:

                    a)  To adopt forthwith policies and procedures
                         reasonably designed to prevent the ownership of securities in any circumstance that would impair the firm's professional independence through:

                         (1) maintaining a database of all PwC clients and
                              other publicly-traded companies, and any of the parents, subsidiaries or other affiliates of such clients and companies, in which investments by PwC personnel are restricted ("Restricted Entity List");

                         (2) requiring that all partners and principals
                              (collectively, "partners") of PwC not hold
                              securities whose ownership would impair the
                              firm's professional independence by:

                              (a) requiring that all partners review the
                                  Restricted Entity List before acquiring
                                  any security in order to determine that
                                  such ownership would not be in
                                  contravention of the rules and
                                  regulations respecting professional
                                  independence;

                              (b) maintaining a database of all securities
                                  held by partners, as updated by
                                  disclosures under subparagraphs (2)(c)-
                                  (d) ("Securities Held List");

                              (c) requiring that all partners disclose to
                                  PwC all current investments in
                                  securities for inclusion on the
                                  Securities Held List;

                              (d) requiring that all partners disclose to
                                  PwC their acquisition or disposition of
                                  any security within five business days
                                  of such transaction and modify the
                                  Securities Held List to reflect such
                                  transaction;

                              (e) reviewing, against the Restricted Entity
                                  List, all securities holdings or
                                  transactions by PwC partners;

                              (f) notifying, within five business days of
                                  disclosure pursuant to subparagraph (c)
                                  or (d), any partner who holds securities of any client appearing on the Restricted Entity List, that such securities must be disposed of within five business days; and

                              (g) verifying with the partner within five
                                  business days of the notice provided in
                                  subparagraph (f) that such securities
                                  have been disposed of;

                         (3) requiring that no manager hold securities of
                             any public audit client of the firm in
                             contravention of the applicable rules and regulations respecting professional independence by requiring that

                              (a) the Restricted Entity List above include
                                  a field that lists the offices
                                  performing a "significant portion" of
                                  the audit;

                              (b) every manager review the Restricted
                                  Entity List and not trade in the
                                  securities of any company for which the
                                  office out of which the manager works is listed as an office performing a "significant portion" of the audit;

                              (c) all managers report to PwC their
                                  acquisition of any security within five
                                  business days of its occurrence;

                              (d) the disclosure referred to in
                                  subparagraph (c) will require that the
                                  manager disclose whether:

                                  (i)  the client in whose securities the
                                       manager transacted is on the
                                       Restricted Entity List, and

                                  (ii) if the client appears on the
                                       Restricted Entity List, the office
                                       out of which the manager works is
                                       listed in the field described at
                                       subparagraph (3)(a);

                              (e) managers not enter into any transaction
                                  that results in affirmative answers to
                                  both questions posed in subparagraphs
                                  (d)(i) and (d)(ii); and

                              (f) any manager who, in reporting a
                                  securities transaction, answers both
                                  (d)(i) and (d)(ii) in the affirmative,
                                  dispose of that security within five
                                  business days;

                         (4) requiring that prior to accepting a new audit
                             engagement for any company, the securities of which are publicly traded, PwC will

                              (a) check the Securities Held List to
                                  determine whether any partner owns the
                                  securities of that prospective audit
                                  client in contravention of the rules and regulations of the Commission regarding independence;

                              (b) check the assets held by all PwC, PW and
                                  C&L retirement funds to determine
                                  whether the funds own the securities of
                                  that prospective audit client in
                                  contravention of the rules and
                                  regulations of the Commission regarding
                                  independence;

                              (c) where such review discloses that a
                                  partner or retirement fund owns a
                                  security of the prospective client,
                                  require disposition of that asset within fifteen business days after acceptance of the engagement;

                              (d) verify with all partners and retirement
                                  fund managers that such securities have
                                  been disposed of in accordance with the
                                  requirements of (c) above;

                              (e) notify each manager in every office that
                                  will perform a significant portion of
                                  the audit work that he or she must
                                  dispose of the specified securities
                                  within fifteen business days after
                                  acceptance of the engagement; and

                              (f) obtain confirmation from any
                                  professional prior to assignment to the
                                  engagement that they do not hold any
                                  securities of the proposed client or
                                  will dispose of such securities prior to such assignment;

                         (5) requiring that annual reports be filed by:

                              (a) all partners indicating affirmatively
                                  whether, over the prior year, they had
                                  acquired, or were committed to acquire,
                                  any direct financial interest or any
                                  material indirect financial interest in
                                  any security on the Restricted Entity
                                  List;

                              (b) all managers indicating affirmatively
                                  whether, over the prior year, they had
                                  acquired, or were committed to acquire,
                                  any direct financial interest or any
                                  material indirect financial interest in
                                  any security on the Restricted Entity
                                  List, where the office out of which the
                                  manager works performed a "significant
                                  portion" of the audit during the prior
                                  year; and

                              (c) all remaining professional staff
                                  indicating affirmatively whether, over
                                  the prior year, they had acquired, or
                                  were committed to acquire, any direct
                                  financial interest or any material
                                  indirect financial interest in any
                                  security on the Restricted Entity List,
                                  for which client they provided
                                  professional services during the prior
                                  year;

                         (6) reviewing compliance with the foregoing.
                             Such review shall include an annual audit of the securities portfolios of randomly-selected partners and professionals. Such audit shall confirm that they do not hold, and have not held during the past year, securities of public audit clients of the firm in contravention of the applicable rules and regulations respecting professional independence;

                         (7) requiring that for each engagement involving
                             the audit of financial statements of a
                             company, the securities of which are
                             registered with the Commission and for which audit work is performed by a foreign affiliate of PwC, that the responsible engagement partner obtain, prior to the commencement of the period of the professional engagement, written confirmation from the responsible foreign firm partner, that the foreign firm, and, where applicable, all applicable foreign firm professionals do not own the securities of the audit client in contravention of the Commission's rules and regulations respecting direct or material indirect financial investments in audit clients;

                         (8) requiring that the firm's pension assets be
                             invested in individual equity securities or in mutual funds

                              (a) only after prior approval by PwC upon
                                  review of the Restricted Entity List,
                                  and

                              (b) pension assets so held will be subject
                                  to periodic review by PwC to determine
                                  that they do not include securities of
                                  clients on the Restricted Entity List
                                  and have not included holdings of
                                  securities of clients on the Restricted
                                  Entity List during the period from the
                                  prior periodic review through the
                                  current review;

                             and

                         (9) requiring that all partners and professional
                             staff complete a course of professional
                             education and training on independence issues in 1999 (and for each of the succeeding two calendar years, that all laterally hired partners and newly hired professional staff complete such a course).

                         Such policies and procedures as are set forth in subparagraphs (1) through (8) shall be implemented as soon as possible, but in all events within 180 days of entry of this Order. PwC shall have the option to seek an extension of time by making a written request to the Commission Staff.

                      b) To retain, not more than 210 days from the entry
                         of this Order, an independent consultant, appointed by the Commission, to review, at PwC's expense, PwC's compliance with the undertakings set forth in subparagraph a.(1) through a.(9) above and to report thereon to the Commission Staff.

               4. PwC further undertakes, pursuant to agreement with the Commission and not pursuant to Rule 102(e), to establish within 30 days a fund of $2.5 million to be used within 12 months, in a manner not unacceptable to the Commission staff, for program(s) to further awareness and education throughout the profession relating to the independence requirements for public accounting firms. Within 30 days of the expiration of the 12 month period, PwC will provide the Commission Staff with an accounting of all funds paid.

               By the Commission.



                                        Jonathan G. Katz
                                        Secretary



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